SCHEDULE TO MASTER LEASE AGREEMENT
                                                                 EXHIBIT 10.13
                                                                   U.S. BANCORP

                                                      Schedule Number 10809.003
                                                                      ---------

         THIS SCHEDULE made as of December 8, 1998, by and between U.S. BANCORP LEASING & FINANCIAL ("Lessor"), having its principal place of business at P.O. Box 2177, 7659 S.W. Mohawk Street, Tualatin, Oregon 97062-2177, and R-B Rubber Products, Inc. ("Lessee"), having its principal place of business located at 904 East Tenth Avenue, McMinnville, Oregon 97128, to the Master Lease Agreement dated as of October 19, 1995 between the Lessee and the Lessor (the "Lease"). Capitalized terms used but not defined herein are used with the respective meanings specified in the Lease.

             LESSOR AND LESSEE HEREBY COVENANT AND AGREE AS FOLLOWS:

(a) The following specified equipment (the "Property") is hereby made and constituted Property for all purposes pursuant to the Lease:

         One (1) Horizontal Splitter as described on the Exhibit "A" attached hereto and made a part hereof.

(b)      The cost of the Property is $105,489.24;

                                                     Please Initial Here:______

(c) This Schedule shall commence on December 10, 1998 and shall continue for 95 months thereafter.

(d) Lessee shall owe 95 basic monthly rental payments in arrears each in the amount of $1,154.38 (plus applicable sales/use taxes). The first such payment shall be due on January 10, 1999 and shall continue on the same day of each month thereafter until the end of the term of this Schedule.

(e)      The Property will be installed or stored at the following address:
         904 East Tenth Avenue, McMinnville, Oregon 97128, COUNTY: Yamhill;

(f) The record owner of the premises at which the Property will be installed or stored is:___________________;

1. LATE CHARGE. If any installment of Rent shall not be received by Lessor or Lessor's Assignee within ten (10) days after such amount is due, Lessee shall pay to Lessor a late charge equal to five percent (5.0%) of such overdue amount.

2. TITLE PASSAGE. a. As long as no event of default has occurred under the Lease, Lessee shall have the options, to purchase all, but not part, of the Property at the end of 60 months hereinafter called the "Mid-Term Option Date", and "Mid-Term Option" or at the end of the Term or any renewal thereof (hereinafter called the "End of Term Option Date" and "End of Term Option").

         b. The above Options may only be exercised by Lessee by written notice of such exercise to Lessor, which notice must be received by Lessor not later than one hundred eighty (180) days prior to: 1) the Mid-Term Option Date to exercise the Mid-Term Option; or 2) the End of Term Option Date to exercise the End of Term Option. Payment of the purchase price must be received by Lessor on or before the Mid-Term Option Date or the End of Term Option Date as appropriate.

         c. The Mid-Term Option purchase price for the Property shall be $35,194.73. The End of Term purchase price for the Property shall be the fair market value of the Property at the time of such exercise as mutually agreed upon by Lessor and Lessee. If such parties cannot agree thereon after good faith negotiation, the purchase price of the Property shall be the value determined by an appraisal of the Property made by a reputable independent equipment appraiser certified for the type of Property being appraised. The appraiser shall be selected by Lessor and the cost of the appraisal shall be paid by Lessee.

         d. The Mid-Term Option purchase price shall only be applicable in the event that the Mid-Term Option is exercised in accordance with its Terms. Such purchase price shall not be deemed to be equal to the "anticipated residual value" as such phrase is used in the Lease.

         e. Upon receipt of payment of the purchase price together with any and all applicable sales or other taxes due in connection therewith, and any and all remaining sums or other amounts payable under this Schedule, Lessor shall transfer all its right, title and interest in and to the Property to Lessee. The Property shall be transferred "As Is" and "Where Is" without any express or implied representations or warranties.

         f. Should Lessee fail to either return the Property in accordance with the Lease or exercise the End of Term Option in accordance with its terms, then Lessor, at its sole option, shall have the right to: a) declare the End of Term Option terminated and demand immediate return of the Property; or, b) extend the Term for an additional six (6) months (the "Extended Term"). Should Lessor elect to extend the Term, Lessee shall be irrevocably obligated to remit basic monthly rent for the period beginning on the day immediately succeeding the last day of the original Term (the "Holdover Date") and ending at the end of the sixth (6) month thereafter. A payment of such rent being due on the Holdover Date and on the same day of each consecutive month thereafter. Each payment of such rent shall be in the amount of the basic monthly rent for the last month of the Term in accordance with the provisions of this Schedule. All Lessee's other obligations under the Lease shall remain in full force and effect for so long as Lessee shall continue to possess the Property. Upon the expiration of each Extended Term, Lessor, at its sole option, shall have the right to: a) permit Lessee to exercise the End of Term Option in accordance with its Terms; b) declare the End of Term Option terminated and demand immediate return of the Property; or, c) extend the Term for an additional six (6) month Extended Term. Any and all rental payments pursuant to this Paragraph shall be deemed for all intents and purposes to be payments for possession and use of the Property after the expiration of the Term, and shall not be credited to any other obligation of Lessee to Lessor. Lessor's invoicing and/or accepting any such payment shall not give rise to any right, title or interest of Lessee other than to possession and use of the Property during the period to which such rent applies in accordance with this Paragraph. The aforesaid right to charge Lessee rent for possession and use of the Property is not in limitation or derogation of any of Lessor's rights pursuant to the Lease.

3. MAINTENANCE, USE, AND RETURN PROVISIONS. One hundred eighty (180) days prior to return of the Property, and at any other time, in Lessor's discretion, Lessee must be able to demonstrate that the Property can perform at its performance specifications according to the manufacturer's standards. An independent certified technician chosen by Lessor shall demonstrate the performance of the property and the Property's physical condition. If it is determined that improvements are needed in order to meet the manufacturer's performance standards, Lessee shall cause such improvements to be made at Lessee's expense. A certification letter from such technician as to the working condition and performance of the Property shall be provided to Lessor. The cost of the technical inspection, assessment and certification shall be borne by Lessee.

         Any special transportation devices, such as metal skids, lifting slings, brackets, etc., which were with the Property when it originally arrived must be used to assist with deinstallation and delivery. Blocking of sliding members, securing of swinging doors, pendants, and their swinging components, wrapping, boxing, bending and labeling of all components and documents must be done in a conscientious and meticulous manner to facilitate the efficient reinstallation. At no time are materials which would be considered "Hazardous Waste" by any regulatory authority to be shipped with the machinery. Replacement parts must be purchased from sources approved by the original manufacturer. No components, tools or attachments are to be removed from the Property.

4. DEPRECIATION. Lessor will be entitled to modified accelerated cost recovery depreciation based on 100% of Property Cost using the 200% declining balance method, switching to straight line, for 7 year Property, and zero salvage value.

5. TAX INDEMNITY. Lessee hereby represents, warrants, and covenants to Lessor as follows:

         (a) This Lease will be a lease for purposes of Oregon Revised Statutes ("ORS") 469.185-225. Lessor will be treated as the purchaser, owner, lessor, and original user of the Property and Lessee will be treated as the Lessee of the Property for such purposes.

         (b) Lessor shall be entitled to the Business Energy Tax Credit ("BETC") with respect to each item of Property as provided by ORS 469.185-225. The applicable BETC available to Lessor in connection with this Schedule is $36,921.23.

         (c) In the event that, pursuant to ORS 469.185-225, Lessee is deemed to be the party eligible to receive the BETC, then Lessee irrevocably transfers to Lessor all right, title and interest which Lessee has or may have to such BETC and agrees to cooperate with Lessor in any manner necessary to ensure that Lessor continue to receive the benefit of such BETC.

         If for any reason whatsoever any of the representations, warranties, or covenants of Lessee contained in the Lease or in any other agreement relating to the Property shall prove to be incorrect and (i) Lessor shall determine that it is not entitled to claim all or any portion of the BETC in the amount specified
(b) above, or (ii) such BETC is disallowed, adjusted, recomputed, reduced, or recaptured, in whole or in part, by the Director of the Oregon Department of Energy or his designee (such determination, disallowance, adjustment, recomputation, reduction, or recapture being herein called a "Loss"), then Lessee shall pay to Lessor as an indemnity and as additional rent such amount as shall, in the reasonable opinion of Lessor, cause Lessor's after-tax economic yield (the "Net Economic Return") to equal the Net Economic Return that would have been realized by Lessor if such Loss had not occurred. The amount payable to Lessor pursuant to this section shall be payable on the next succeeding rental payment date after written demand therefor from Lessor, accompanied by a written statement describing in reasonable detail such Loss and the computation of the amount so payable.

         Further, in the event (i) there shall be any change, amendment, addition, or modification of any provision of Oregon law or regulations thereunder or interpretation thereof with respect to the matters set forth in this section effective prior to the commencement date of the term of this Lease with respect to any Property or (ii) if at any time there shall be any change, amendment, addition, or modification of any provision of Oregon law or regulations thereunder or interpretation thereof with respect to the maximum applicable BETC which results in a decrease in lessor's Net Economic Return, then Lessor shall recalculate and submit to Lessee the modified rental rate required to provide Lessor with the same net Economic Return as it would have realized absent such change and the lease shall thereupon automatically be deemed to be amended to adopt such rental rate and values.

         IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Schedule to be duly executed as of the day and year first above written.

                                                R-B Rubber Products, Inc.

                                                By: /s/ Ralph L. Bogh
                                                   ---------------------------
                                                Ronald L. Bogh
                                                President

                                                U.S. BANCORP LEASING & FINANCIAL

                                                By:
                                                   ---------------------------
                                                An Authorized Officer Thereof

                            Address for All Notices:
                        U.S. BANCORP LEASING & FINANCIAL
                     P.O. Box 2177, 7659 S.W. Mohawk Street
                           Tualatin, Oregon 97062-2177

               Machine Tool Finance Group General Equipment Group
           (800) 225-8029 (503) 797-0222 (800) 253-3468 (503) 797-0200

DELIVERY AND ACCEPTANCE CERTIFICATE                                 U.S. BANCORP
AND LEASE AMENDMENT

                                                       Schedule Number 10809.003
                                                                       ---------

         This Certificate is delivered to and for the benefit of Lessor and pertains to the following personal property (the "Property") which is the subject of Schedule Number 10809.003, dated as of December 8, 1998, to Master Lease Agreement, dated as of October 19, 1995, between U.S. BANCORP LEASING & FINANCIAL as Lessor and R-B Rubber Products, Inc. as Lessee (the "Lease"):

         One (1) Horizontal Splitter as described on the Exhibit "A" attached hereto and made a part hereof.

         To the extent that the above description has been altered by us or differs from the Property description set forth in the Lease (including, but not limited to, changes to model or serial numbers), we certify that such alterations or differences are accurate and we acknowledge that, based upon this certification: 1) the Lease is hereby amended to reflect the above Property description; and 2) Lessor is hereby authorized to execute on our behalf and to file amendment(s) to any Financing Statements filed under the Uniform Commercial Code in connection with the Lease, provided that all such amendments are consistent with the above Property description.

         WE HEREBY CERTIFY AND ACKNOWLEDGE THAT: a) the Property has been delivered to us; b) any necessary installation of the Property has been fully and satisfactorily performed; c) after full inspection thereof, we have accepted the Property for all purposes as of the date hereof; d) Lessor has fully and satisfactorily satisfied all its obligations under the Lease; e) any and all conditions to the effectiveness of the Lease or to our obligations thereunder have been satisfied; f) we have no defenses, set-offs or counterclaims to any such obligations; g) the Lease is in full force and effect; and, h) no Event of Default has occurred under the Lease.

         WE HEREBY REPRESENT AND WARRANT THAT: a) any right we may have now or in the future to reject the Property or to revoke our acceptance thereof has terminated as of the date of hereof; b) we hereby waive any such right by the execution hereof; c) the date of this Certificate is the earliest date upon which the certifications, acknowledgments, representations and warranties made herein could be correctly and properly made. We hereby acknowledge that Lessor is relying on this Certificate as a condition to making payment for the Property.

         IN WITNESS WHEREOF, we have executed this Certificate as of the 28th day of December, 1998.


                                                   R-B RUBBER PRODUCTS, INC.


Upon satisfactory installation and
delivery please sign, date and return to:

U.S. BANCORP LEASING & FINANCIAL
7659 S.W. Mohawk Street                            By:/s/ Ronald L. Bogh
                                                   ---------------------------
Tualatin, Oregon 97062-2177                        Ronald L. Bogh
                                                   President

LEASE AMENDMENT, IF APPLICABLE (MAY BE DISCARDED IF NO AMENDMENT IS NECESSARY)

This Lease Amendment pertains to Schedule Number 10809.003, dated as of
DECEMBER 8, 1998, to Master Lease Agreement, dated as of OCTOBER 19, 1995, between U.S. BANCORP LEASING & FINANCIAL as Lessor and R-B RUBBER PRODUCTS, INC, as Lessee (the "Lease"):


TO THE EXTENT THAT THE INFORMATION SET FORTH IN THE ABOVE SCHEDULE REQUIRES MODIFICATION, SUBJECT TO THE APPROVAL OF LESSOR, THE LEASE IS HEREBY AMENDED AS
FOLLOWS:

         The Property Cost is $___________________.

         The Basic Monthly Rental Payment is $___________________.

         The Purchase Option is $___________________.

         The Model Number of the Property is______________________.

         The First Monthly Rental Payment is due on____________________.

         Other:

         _____________________________________________________________________

         _____________________________________________________________________

         All provisions of the Lease other than those which are inconsistent with the provisions of this Amendment are hereby ratified and confirmed. If no information has been inserted above the terms of the Schedule shall remain in full force and effect.

         IN WITNESS WHEREOF, we have executed this Lease Amendment as of the _____ day of__________, 19_____.

                   [EXECUTION OF THIS PAGE IS ONLY REQUIRED IF
                 AMENDMENT INFORMATION HAS BEEN INSERTED ABOVE]

                                                   R-B RUBBER PRODUCTS, INC.


If execution is required, please sign,
date and return this page along with Page
One of this Certificate to:

U.S. BANCORP LEASING & FINANCIAL
7659 S.W. Mohawk Street
Tualatin, Oregon 97062-2177                        By:/s/ Ronald L. Bogh
                                                   ---------------------------
                                                      Ronald L. Bogh
                                                      President

AMENDMENTS TO THE LEASE AS SET FORTH ABOVE ARE ACKNOWLEDGED AND APPROVED BY LESSOR.

U.S. BANCORP LEASING & FINANCIAL

By:
   --------------------------------
      An Authorized Officer Thereof

                            ADDRESS FOR ALL NOTICES:
                     P.O. Box 2177, 7659 S.W. Mohawk Street
                           Tualatin, Oregon 97062-2177

                                     WARNING

Unless you provide us (U.S. Bancorp Leasing & Financial) with evidence of the insurance coverage as required by our contract or loan agreement, we may purchase insurance at your expense to protect our interest. This insurance may, but need not, also protect your interest. If the collateral becomes damaged, the coverage we purchase may not pay any claim you make or any claim made against you. We may later cancel this coverage if you provide evidence that you have obtained property coverage elsewhere.

You are responsible for the cost of any insurance purchased by us. The cost of this insurance may be added to your contract or loan balance. If the cost is added to your contract or loan balance, the interest rate on the underlying contract or loan will apply to this added amount. The effective date of coverage may be the date your prior coverage lapsed or the date you failed to provide proof of coverage.

The coverage we purchase may be considerably more expensive than insurance you can obtain on your own and may not satisfy any need for property damage coverage or any mandatory liability insurance requirements imposed by applicable law.

RECEIPT ACKNOWLEDGED:

R-B Rubber Products, Inc.

By: /s/ Ronald L. Bogh
----------------------------------
         Ronald L. Bogh, President

Date: _______________



                            ADDRESS FOR ALL NOTICES:
                     P.O. Box 2177, 7659 S.W. Mohawk Street
                           Tualatin, Oregon 97062-2177

                                                                    U.S. BANCORP

                                                  Note/Schedule Number 10809.003
                                                           Internal Use: dsi/GEG

R-B Rubber Products, Inc.
904 East Tenth Avenue
McMinnville, Oregon 97128

                                     INVOICE

------------------------------------------------------------------------------
------------------------------------------------------------------------------
                                                       $
------------------------------------------------------------------------------
                                                       $
------------------------------------------------------------------------------
                                                       $
------------------------------------------------------------------------------
Documentation Fee                                      $              500.00
------------------------------------------------------------------------------
                                                       $
------------------------------------------------------------------------------
                                                       $
------------------------------------------------------------------------------
   TOTAL DUE AT EXECUTION OF DOCUMENTS                 $              500.00
------------------------------------------------------------------------------
------------------------------------------------------------------------------

This invoice does not include extraordinary charges, such as documentation filing and/or recordation or legal review fees pertaining to additional collateral.


                            ADDRESS FOR ALL NOTICES:
                     P.O. Box 2177, 7659 S.W. Mohawk Street
                           Tualatin, Oregon 97062-2177

                                                                    U.S. BANCORP

                  PLEASE RETURN THIS PORTION WITH YOUR PAYMENT

ACCOUNT: 10809.003                            CREATE DATE: December 8, 1998

DUE DATE: January 10, 1999                    AMOUNT DUE: $1,154.38

             R-B Rubber Products, Inc. U.S.   BANCORP LEASING & FINANCIAL
             904 East Tenth Avenue            P.O. Box 2177, 7659 S.W. MOHAWK STREET
             McMinnville, Oregon 97128        TUALATIN, OREGON 97062-2177

Attention:   Ronald L. Bogh, President

Customer Phone Number: (503) 472-4691

------------------------------------------------------------------------------

          PLEASE RETAIN THIS PORTION FOR YOUR RECORDS

U.S. BANCORP LEASING & FINANCIAL              ACCOUNT:         10809.003
P.O. Box 2177, 7659 S.W. MOHAWK STREET        AMOUNT DUE:      $1,154.38
TUALATIN, OREGON 97062-2177                   DUE DATE:        January 10, 1999
                                              CREATE DATE:     December 8, 1998

QUESTIONS? PLEASE CALL 800-253-3468
------------------------------------------------------------------------------
------------------------------------------------------------------------------

                                 INVOICE SUMMARY

CURRENT CHARGES [(PAYMENT ONE (1)]            $1,154.38

SALES TAX [if applicable]                     $ -0-

ADDITIONAL CHARGES DUE [None]                 $ -0-
                                              ---------
TOTAL CURRENT CHARGES                         $1,154.38

TOTAL AMOUNT DUE THIS INVOICE MUST BE PAID WITHIN TEN (10) DAYS OF DUE DATE TO AVOID LATE CHARGES


                            ADDRESS FOR ALL NOTICES:
                     P.O. Box 2177, 7659 S.W. Mohawk Street
                           Tualatin, Oregon 97062-2177

                                                        December 14, 1998

Key Bank, National Association
Willamette Valley Corp. Banking
416 State Street

Salem, OR 97301

Attn:    Tom Corry, Vice President

Re:      R-B Rubber Products, Inc. ("Customer")

U.S. Bancorp Leasing & Financial (USBLF) has filed a UCC-1 financing statement for the Customer for certain equipment (the "Equipment") described as follows:

ONE (1) HORIZONTAL SPLITTER AS DETAILED ON THE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF.

Our lien search found one or more filings by your company under which you might claim an interest in the Equipment. Rather than presenting to you individual partial or full release form(s) for filing, we ask that you agree, by signing below on a copy of this letter, to release any and all interest in the above-described Equipment you have or may claim at any time by virtue of any filings executed by the Customer in your favor.

If you agree with the above, please sign in the space indicated below and return a copy of this letter to me as soon as possible, via facsimile (360) 834-1157. Please forward the original executed copy via Federal Express mail to our Oregon office: 7650 S.W. Mohawk Street, Tualatin, Oregon 97062, Attn: Ellen Meeuwsen. Feel free to use our Federal Express account number, #1029-3990-5, for this purpose.

If you do not agree, please contact me immediately at (360) 834-0759.

                                         Very truly yours,

                                         John Fjellman
                                         Vice President

ACKNOWLEDGED AND AGREED:
KEY BANK, NATIONAL ASSOCIATION

By: __________________________________

Title: _______________________________


                            ADDRESS FOR ALL NOTICES:
                     P.O. Box 2177, 7659 S.W. Mohawk Street
                           Tualatin, Oregon 97062-2177

                           MUST BE SIGNED BY DEBTOR-I
                   UNIFORM COMMERCIAL CODE-FINANCING STATEMENT
                                  FORM UCC-1(1)

     This Financing Statement is presented to filing officer pursuant to the Uniform Commercial Code. This statement remains effective for a period of five years from the date of filing, subject to extensions
          for additional periods of five years by refiling or filing a continuation statement (UCC-3)

------------------------------------------------------------------------------------------

1a. Debtor(s):                             2a. Secured party(ies)
    (if individual(s) last name first)
                                               U.S. Bancorp Leasing & Financial

    R-B Rubber Products, Inc.                  Tax I.D. #930594454

    Tax I.D. 930967413

1b. Mailing address(es)                    2B. Address of Secured Party from which
                                               Security Information is obtainable

    904 East Tenth Avenue                      P.O. Box 2177, 7659 S.W. Mohawk
    McMinnville, Oregon 97128                  Street Tualatin, Oregon 97062-2177


                                               Phone # 503 797-0200                       Reserved For Filing Officer Use Only
-----------------------------------------------------------------------------------------------------------------------------------


3. This financing statement covers the following types (or items) of collateral           No. of additional sheets attached ______.

One (1) Horizontal Splitter as described on the Exhibit "A" attached hereto and made a part hereof.

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND
ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL
PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.
                                                                                          -------------------------------------
                                                                                          4A. Assignee of Secured Party if any:

                                                                                          4b. Address of Assignee:

-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
This statement is filed without the Debtor's signature to perfect a security interest in collateral. (Check [x] if so)
  [ ] already subject to a security interest in another jurisdiction when it was brought into this state.
  [ ] which is proceeds of the original collateral described above in which a security interest was perfected:
-------------------------------------------------------------------------------------------------------------------------------
Check[x] if covered: [X] Proceeds of collateral are also covered.   [ ] Products of collateral are also covered.
-------------------------------------------------------------------------------------------------------------------------------
  Filed with: Secretary of State - OR
-------------------------------------------------------------------------------------------------------------------------------
R-B Rubber Products, Inc.                                                                      U.S. BANCORP LEASING & FINANCIAL
--------------------------------------------------------------      -----------------------------------------------------------

By: /s/ Ronald L. Bogh                                                 By:
   ----------------------------                                         -------------------------------------
    Ronald L. Bogh, President                                           Documentation Specialist
    Signature(s) of Debtors                                                 Signature(s) of Secured Party(ies)
                                    STANDARD FORM - FORM UCC-1.
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------

RETURN TO:

U.S. BANCORP LEASING & FINANCIAL
ATTEN: COLLATERAL REVIEW DEPT.
P.O. Box 2177, 7659 S.W. MOHAWK STREET
TUALATIN, OREGON 97062-2177
RE. LEASE# 10809.003/CCAN #13642A

                           MUST BE SIGNED BY DEBTOR-1
                   UNIFORM COMMERCIAL CODE-FINANCING STATEMENT
                                  FORM UCC-1(1)

        This Financing Statement is presented to filing officer pursuant to the Uniform Commercial Code. This statement remains effective for a period of five years from the date of filing, subject to extensions
          for additional periods of five years by refiling or filing a continuation statement (UCC-3)

-------------------------------------------------------------------------------
1A. Debtor(s):                              2A. Secured party(ies)
    (if individual(s) last name first)

                                                U.S. Bancorp Leasing & Financial

    R-B Rubber Products, Inc.                   Tax I.D. #930594454

    Tax I.D. 930967413

                                            2B. Address of Secured Party from which
1B. Mailing address(es)                         Security Information is obtainable

    904 East Tenth Avenue                       P.O. Box 2177, 7659 S.W. Mohawk Street
    McMinnville, Oregon 97128                   Tualatin, Oregon 97062-2177

                                                Phone # 503 797-0200                      Reserved For Filing Officer Use Only
-----------------------------------------------------------------------------------------------------------------------------------

3. This financing statement covers the following types (or items) of collateral           No. of additional sheets attached ______.

One (1) Horizontal Splitter as described on the Exhibit "A" attached hereto and made a part hereof.

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND
ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL
PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.
                                                                                          -------------------------------------
                                                                                          4A. Assignee of Secured Party if any:

                                                                                          4b. Address of Assignee:
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
This statement is filed without the Debtor's signature to perfect a security interest in collateral. (Check [x] if so)

   [ ]   already subject to a security interest in another jurisdiction when it was brought into this state.

   [ ]   which is proceeds of the original collateral described above in which a security interest was perfected:
-------------------------------------------------------------------------------------------------------------------------------
Check [x] if covered: [X] Proceeds of collateral are also covered. [ ] Products of collateral are also covered.
-------------------------------------------------------------------------------------------------------------------------------
  Filed with: Secretary of State - OR
-------------------------------------------------------------------------------------------------------------------------------
R-B Rubber Products, Inc.                                                                      U.S. BANCORP LEASING & FINANCIAL
--------------------------------------------------------------      -----------------------------------------------------------

By: /s/ Ronald L. Bogh                                         By:
   ----------------------------                                         -------------------------------------
    Ronald L. Bogh, President                                           Documentation Specialist
    Signature(s) of Debtors                                                Signature(s) of Secured Party(ies)

                                 STANDARD FORM - FORM UCC-1.
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------

RETURN TO:

U.S. BANCORP LEASING & FINANCIAL
ATTEN: COLLATERAL REVIEW DEPT.
P.O. Box 2177, 7659 S.W. MOHAWK STREET
TUALATIN, OREGON 97062-2177
RE. LEASE# 10809.003/CCAN #13642A

                           MUST BE SIGNED BY DEBTOR-1
                   UNIFORM COMMERCIAL CODE-FINANCING STATEMENT
                                  FORM UCC-1(1)

     This Financing Statement is presented to filing officer pursuant to the Uniform Commercial Code. This statement remains effective for a period of five years from the date of filing, subject to extensions
          for additional periods of five years by refiling or filing a continuation statement (UCC-3)

---------------------------------------------------------------------------------------------------------
1a. Debtor(s):                                                2a. Secured party(ies)
    (if individual(s) last name first)

                                                                  U.S. Bancorp Leasing & Financial

    R-B Rubber Products, Inc.                                     Tax I.D. #930594454

   Tax I.D. 930967413

                                                              2b. Address of Secured Party from which
1b. Mailing address(es)                                           Security Information is obtainable

   904 East Tenth Avenue                                          P.O. Box 2177, 7659 S.W. Mohawk Street
   McMinnville, Oregon 97128                                      Tualatin, Oregon 97062-2177

                                                                                                          Phone # 503-797-0200
Reserved For Filing Officer Use Only
-----------------------------------------------------------------------------------------------------------------------------------

3. This financing statement covers the following types (or items) of collateral              No. of additional sheets attached____.

One (1) Horizontal Splitter as described on the Exhibit "A" attached hereto and made a part hereof.

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND
ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL
PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.
                                                                                             -------------------------------------
                                                                                             4A. Assignee of Secured Party if any:

                                                                                             4b. Address of Assignee:
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
This statement is filed without the Debtor's signature to perfect a security interest in collateral. (Check [x] if so)
   [ ]  already subject to a security interest in another jurisdiction when it was brought into this state.
   [ ]  which is proceeds of the original collateral described above in which a security interest was perfected:
-------------------------------------------------------------------------------------------------------------------------------
Check [x] if covered: [X] Proceeds of collateral are also covered.  [ ] Products of collateral are also covered.
-------------------------------------------------------------------------------------------------------------------------------
   Filed with: Secretary of State - OR
-------------------------------------------------------------------------------------------------------------------------------
R-B Rubber Products, Inc.                                                                      U.S. BANCORP LEASING & FINANCIAL
--------------------------------------------------------------      -----------------------------------------------------------

By:/s/ Ronald L. Bogh                                                   By:
   ----------------------------                                         -------------------------------------
    Ronald L. Bogh, President                                           Documentation Specialist
    Signature(s) of Debtors                                                Signature(s) of Secured Party(ies)

                           STANDARD FORM - FORM UCC-1.
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------

RETURN TO:

U.S. BANCORP LEASING & FINANCIAL
ATTEN: COLLATERAL REVIEW DEPT.
P.O. Box 2177, 7659 S.W. MOHAWK STREET
TUALATIN, OREGON 97062-2177
RE: LEASE# 10809.003/CCAN #13642A

EXHIBIT "A"                                                         U.S. BANCORP

                                                  Note/Schedule Number 10809.003
                                                                       ---------

         Reference is made to that certain Master Lease Agreement, Schedule No. 10809.003, and all other ancillary documents (the "Agreements") dated December 8, 1998 wherein U.S. BANCORP LEASING & FINANCIAL is the Lessor and R-B Rubber Products, Inc. is the Lessee.

The "Property" and/or "Collateral" (as defined and used in the above Agreements and any and all related documents) includes the following:

    One (1) Horizontal Splitter as detailed below and on invoices held in Lessor's file.

ODOE     Reference    Area     GAC    Date     Invoice       Vendor                         Description
App. #       #                  #                  #
------   -----------  ----     -----   ----     ---------    ------                         -----------
7406-2   200.1        MS       910     04/08/98              John L. Fowle                  John L. Fowle 1/3 deposit on
                                                                                             splitting machine
7406-2   200.2        MS       910     08/12/98              John L. Fowle                  Belt knives for splitter
7406-2   200.3        MS       910     08/14/98 13017        John L. Fowle                  1/3 payment on splitter
7406-2   200.4        MS       910     09/22/98              Hampton Power                  Vari-speed drive control
7406-2   200.5        MS       910     09/07/98 1314134      Manufactures Cons. Service     frt on splitter
7406-2   200.6        MS       910     09/16/98 13166        John L. Fowle                  106th back strips
7406-2   200.7        MS       910     09/24/98 94636        Steelyard                      mtng plates
7406-2   200.8        MS       910     09/29/98 12718        Material Flow                  Infeed and outfeed rolls
7406-2   200.9        MS       910     10/01/98 10853        Ram Steel                      Tubing for framework
7406-2   200.10       MS       910     10/05/98 139122-00    Mill Supply                    1140rpm motor to slow down
                                                                                             splitter drive
7406-2   200.11       MS       910     10/08/98 9414         Hill Bros Machine              1 1/4" split shaft coupling
7406-2   200.12       MS       910     10/15/98 89009        Cascade Southern               Acculube unit for splitter
7406-2   200.13       MS               10/15/98 9449         Hill Bros Machine              manufacture tilt table
7406-2   200.14       Splitter         7/17/98               John L. Fowle Co.              1/3 down payment on splitter
7406-2   200.15       CRSYS    563     7/30/98               Forsberg Inc                   30% down payment on destoner
7406-2   200.16       CRSYS    561     7/31/98               USF Reddaway                   Frt on 40' conveyor
7406-2   200.17       CRSYS            7/31/98               Platt Electric                 Destoner loop installation
7406-2   200.18       CRSYS            8/4/98                Platt Electric                 Destoner loop installation
7406-2   200.19       CRSYS            8/4/98                Platt Electric                 Destoner loop installation
7406-2   200.20       CRSYS            8/4/98                Platt Electric                 Destoner loop installation
7406-2   200.21       CRSYS            8/5/98  5637277       Platt Electric                 Destoner loop installation
7406-2   200.22       CRSYS            8/5/98  5641871       Platt Electric                 Destoner loop installation
7406-2   200.23       CRSYS            8/5/98  5642097       Platt Electric                 Destoner loop installation
7406-2   200.24       CRSYS            8/5/98  5636299       Platt Electric                 Destoner loop installation
7406-2   200.25       CRSYS    561     8/10/98  137718-00    Mill Supply                    40ft - 9" conveyor with drive
7406-2   200.26       CRSYS            8/19/98  5704615      Platt Electric                 Destoner loop installation
7406-2   200.27       CRSYS            8/21/98  169583       Davisons Auto Parts            drive belts for feeder
7406-2   200.28       CRSYS            8/26/98  136401-00    Mill Supply                    uhrrw for slope sheets and chute
7406-2   200.29       CRSYS    561     8/4/98   5011713492   USF Reddaway                   Incoming frt on 40ft scraw conveyor
7406-2   200.30       CRSYS    563     8/18/98  0070568-IN   Forsberg Inc.                  Balance on destoner
7406-2   200.31       CRSYS    563     8/20/98  5703114      Platt Electric                 Parts to wire up destoner.
7406-2   200.32       CRSYS    563     8/24/98  5724528      Platt Electric                 Parts to wire up destoner
7406-2   200.33       CRSYS    563     8/26/98  275235       Steelco                        Destoner mounting plate
7406-2   200.34                        8/28/98  7049         Kizer Sheet Metal              Destoner to baghouse ducting
                                                     installation
7406-2   200.35       CRSYS    563     8/28/98  4803         Ram Trucking                   Incoming frt on Forsberg destoner

Each of the above units is complete as equipped including, but not limited to, all attachments, accessories and replacements relating thereto.

                                                 R-B RUBBER PRODUCTS, INC.

                                                 BY: /s/ Ronald L. Bogh
                                                     --------------------------
                                                      Ronald L. Bogh, President

                            ADDRESS FOR ALL NOTICES:
                     P.O. Box 2177, 7659 S.W. Mohawk Street
                           Tualatin, Oregon 97062-2177

INSURANCE AUTHORIZATION (Page 1 of 2)

                                                                    U.S. BANCORP

                                                      Schedule Number: 10809.003
                                                                       ---------

Date:    December 8, 1998

To:      Sedgwick of Washington, Inc., Attn: Margaret (the "Agent")

         P.O. Box 1200

         Wenatchee, WA 98807

         509/662-5157 [phone] 509/663-5368 [fax]


From:    R-B Rubber Products, Inc.

         904 East Tenth Avenue

         McMinnville, Oregon 97128

We have entered into one or more financing arrangements, (the "Transactions") with U.S. BANCORP LEASING & FINANCIAL ("USBLF") which require that USBLF's insurable interest be described as "USBLF and it successors and assigns shall be covered as Additional Insured and Loss Payee with regard to all equipment financed or leased by Policy Holder through or from USBLF." (Please see the Property description as described on attached Exhibit "A".) The required coverage is to be as set forth in the Transactions, including, without limitation, fire, extended coverage, vandalism, theft and general liability. If such coverage is not provided within 30 days of your receipt of this letter, USBLF has the right under the Transactions to purchase such insurance at our expense.

In lieu of a certificate of insurance, USBLF requests completion and return of this letter as indicated below. In addition, the policy and subsequent renewals must be endorsed, as appropriate, to reflect this coverage.

Should you have any questions, please contact the Insurance Dept. of USBLF at
(503) 797-0277 or 797-0474.

Insurable Value: $105,489.24

                                                 R-B RUBBER PRODUCTS, INC.
                                                 -------------------------

                                                 By: /s/ Ronald L. Bogh
                                                     ----------------------
                                                      Ronald L. Bogh
                                                      President
------------------------------------------------------------------------------
PLEASE EXECUTE THIS LETTER AS INDICATED BELOW AND PROMPTLY FAX IT TO USBLF:
(503) 797-0287 The Agent hereby verifies that the above requirements have been met.

Acknowledged & Agreed to this ____ day of _____________, 19______

Sedgwick of Washington, Inc., Attn: Margaret

By:               ___________________________
Print Name:       ___________________________
Title:            ___________________________
Phone No:         ___________________________


                            ADDRESS FOR ALL NOTICES:
                     P.O. Box 2177, 7659 S.W. Mohawk Street
                           Tualatin, Oregon 97062-2177

ACORD               EVIDENCE OF PROPERTY INSURANCE OP ID KT     DATE (MM/DD/YY)
                                                                      12/22/98

THIS IS EVIDENCE THAT INSURANCE AS IDENTIFIED BELOW HAS BEEN ISSUED, IS IN FORCE, AND CONVEYS ALL THE RIGHTS AND PRIVILEGES AFFORDED UNDER THE POLICY

------------------------------------------------------------------------------------------
PRODUCER           PHONE/FAX                              COMPANY
                   (A/C, No. Ex) 503-472-2165
---------------------------------------------------------
Hagan-Hamilton Insurance
448 South Baker                                           American States
P.O. Box 847                                              6021 244th St. SW
McMinnville OR 97128                                      Mount Lake Terrace WA 98043-5453
Dale Moore
---------------------------------------------------------
CODE 36-33044-291          SUB CODE
---------------------------------------------------------
AGENCY CUSTOMER ID  RBRUB-1


--------------------------------------------------------------------------------------------------------------------------
INSURED                                                  LOAN NUMBER      POLICY NUMBER
                                                         10809.003        02CC8809030
                                                         -----------------------------------------------------------------
                                                         EFFECTIVE DATE   EXPIRATION DATE            CONTINUED UNTIL
                   R B Rubber Products, Inc              10/10/98         10/10/99            [  ]   TERMINATED IF CHECKED
                   904 E 10th
                   McMinnville OR 97128                  THIS REPLACES PRIOR EVIDENCE DATED.
--------------------------------------------------------------------------------------------------------------------------
PROPERTY INFORMATION

LOCATION/DESCRIPTION
001

904 E 10th
McMinnville OR 97128
--------------------------------------------------------------------------------------------------------------------------
COVERAGE INFORMATION

                          COVERAGE/PERILS/FORMS                                   AMOUNT OF INSURANCE       DEDUCTIBLE
--------------------------------------------------------------------------------------------------------------------------

Scheduled Equipment                                                               $105,489.24               $250.00
All Risk. Direct physical loss unless loss is
Excluded or limited
Actual Cash Value



--------------------------------------------------------------------------------------------------------------------------
REMARKS (Including Special Conditions)




--------------------------------------------------------------------------------------------------------------------------
CANCELLATION

  THE POLICY IS SUBJECT TO THE PREMIUMS, FORMS, AND RULES IN EFFECT FOR EACH
  POLICY PERIOD. SHOULD THE POLICY BE TERMINATED, THE COMPANY WILL GIVE THE
  ADDITIONAL INTEREST IDENTIFIED BELOW 30 DAYS WRITTEN NOTICE, AND WILL SEND
  NOTIFICATION OF ANY CHANGES TO THE POLICY THAT WOULD AFFECT THAT INTEREST, IN
  ACCORDANCE WITH THE POLICY PROVISIONS OR AS REQUIRED BY LAW.
--------------------------------------------------------------------------------------------------------------------------

ADDITIONAL INTEREST
NAME AND ADDRESS                                                       MORTGAGEE                   X  ADDITIONAL INSURED
                                                                       X  LOSS PAYEE
                                                                       ---------------------------------------------------
         US Bancorp Leasing &                                          LOANS
         Financial                                                     10809.003
         6579 SW Mohawk                                                ---------------------------------------------------
         Tualatin OR 97062                                             AUTHORIZED REPRESENTATIVE



                                                                       Dale Moore

ACORD 27 (3/93)
                                                                             ACORD CORPORATION 1993
--------------------------------------------------------------------------------------------------------------------------

EXHIBIT "A" (Page 2 of 2)

                                                                    U.S. BANCORP

                                            Lease/Loan Schedule Number 10809.003
                                                                       ---------

         Reference is made to that certain Schedule to Master Lease/Loan Agreement (the "Agreement") dated December 8, 1998 wherein U.S. BANCORP LEASING & FINANCIAL is the Lessor/ Secured Party and R-B Rubber Products, Inc. is the Lessee/Debtor.

The "Property" and/or "Collateral" (as defined and used in the above Agreements and any and all related documents) includes the following:

One (1) Horizontal Splitter as described on the Exhibit "A" attached hereto and made a part hereof.


                            ADDRESS FOR ALL NOTICES:
                     P.O. Box 2177, 7659 S.W. Mohawk Street
                           Tualatin, Oregon 97062-2177

USBANCORP.

    U.S. BANCORP LEASING & FINANCIAL
    GENERAL EQUIPMENT GROUP
    7659 S.W. Mohawk Street
    Tualatin, OR 97062-9190
    503-797-0200

January 5, 1999




Mr. Mike Highland
R-B Rubber Products, Inc.
904 E. 10th Avenue
McMinnville, OR 97128

Dear Mike:

RE:  Lease Transaction
     Schedule No. 10809.003 - $105,489.24

In reviewing our file, we noticed that the Schedule to the Master Lease Agreement dated December 8, 1998 needs to be amended.

On Page 2 of the Schedule, the Depreciation section, should read 7-year property instead of 5-year property. Additionally, on Page 2, Tax Imdemnity Section, the amount of the Business Energy Tax Credit ("BETC") available to Lessor is incorrect. It should read "The applicable BETC available to Lessor in connection with this Schedule is $36,921.23 instead of $105,489.24."

All other terms and conditions remain in full force and effect.

If you agree with these Amendments, please acknowledge by signing below and returning the Amendment to my attention at the above address.

If you do not agree, please call me at (503) 797-0451.

Sincerely,

/s/ Ellen Meeuwsen
------------------------
Ellen Meeuwsen
Documentation Specialist

ACKNOWLEDGED AND ACCEPTED:

R-B Rubber Products, Inc.

By: /s/ Ronald L. Bogh
----------------------------------
         Ronald L. Bogh, President

USBANCORP.

U.S. BANCORP LEASING & FINANCIAL

GENERAL EQUIPMENT GROUP
7659 S.W. Mohawk Street
Tualatin, OR 97062-9190
503-797-0200

December 29, 1998

R-B Rubber Products, Inc.
904 East 10th Ave
McMinnville, OR 97128

Attn:    Mike Highland

Re:      Schedule 10809.003

Dear Mr. Highland:

While reviewing the documents for funding on the above noted schedule I discovered that an incorrect amount was entered for the Business Energy Tax Credit. The amount entered was the total amount of the equipment on schedule 003 ($105,489.24). The tax credits to USBLF should have been shown as $36,921.23, which is 35% of the $105,489.24 equipment cost.

This letter is to simply notify you that I am correcting the tax credit amount to reflect the correct dollar amount of $36,921.23.

If you have any questions, please do not hesitate to call me on my direct line
(503) 797-0224.

Thank you.

Sincerely,

U S Bancorp Leasing & Financial

/s/ Carol Taunt
---------------
Carol A. Taunt
AVP

RB RUBBER PRODUCTS INCORPORATED

December 22, 1998

U.S. Bancorp Leasing & Financial
P.O. Box 2177, 7659 S.W. Mohawk Street
Tualatin, Or 97062-2177

To whom it may concern;

Please wire money to the following:

Key Bank of Oregon
Branch #013
McMinnville, Or. 97128

for RB Rubber Products, Inc.

ABA# 123002011
Account# 370131000645

Please deduct the $500.00 fee from any monies owed to us when the wire transfer is completed.

If you have any questions please give me a call.

Sincerely,

/s/ Mike Highland
--------------------
Mike Highland
Corporate Controller


                            904 East 10th Avenue
                              McMinnville, OR 97128
                        (503) 472-4691 FAX (503) 435-1685